                                                                    Exhibit 10.8

                                                       Sales Account #__________

                          NATIONS EXPRESS, INCORPORATED

                         EXPRESS CENTER AGENCY AGREEMENT

         An agreement made between: NATIONS EXPRESS, INCORPORATED, a corporation instituted in the State of North Carolina, U.S.A., and North Carolina law will prevail, engaged in the business of domestic and international freight forwarding, hereinafter and for the purpose of this Agreement called "The Company", and _____________, with the domicile in the city of __________________, State of _________, Hereinafter and for the purpose of this Agreement referred to as the Contractor/Agent.

     The Agent is engaged in the business of solicitation of freight within the area known, defined and recognized by The Company as and enclosed market area as Exhibit "D":
            --------------------------------------------------------------------
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         It appears that it would be mutually beneficial to enter into a business relationship where the Express Center Contractor shall solicit, promote or otherwise sell to the customer the services of shipping goods through The Company, who shall furnish the routing and means of shipping said goods, utilizing the approved carriers of Nations Express, Inc.

         Therefore, the parties agree and convey that:

         1. The Company shall provide sales supplies free of charge but printing related specifically to your agency will be invoiced to you, at our cost or you may elect to print your stationary, envelopes, business cards etc. at a local printing company, so long as printing meets company requirement. You may also wish to purchase promotional items from Nations Express at our cost.

         2. The Express Center Contractor/Agent through its sales representatives shall make its best efforts to solicit exclusively for customers to use the services provided by The Company as described herein.

         3. The Express Center Contractor may provide (but is not required), through his own vehicles or those of a cartage company, cartage to/from the clients place of business or office. The Express Center Contractor will provide prompt, efficient, and on-time airport recovery of all freight consigned to him/her by The Company or it's agents in other cities, and provide needed information concerning shipments as needed.

         4. The Company shall pay as total compensation for procurement of air freight and/or surface transportation services rendered, fees based upon a schedule, which is attached to this document as Exhibit "A" and become part of the same. (Schedule of Commissions attached)

         5. The Express Center Contractor is required by this Agreement to solicit air freight, truckload, expedited truck freight and other types of freight The Company deems as a source of revenue exclusively for The Company. Contractor/Agent will not represent other freight forwarders, or any other transportation companies while representing Nations Express, Inc., and all invoices will be exclusive with Nations Express, Inc.

         6. Nations Express Management has made reasonable assumptions as to the potential of your proposed market and enclosed please find a minimum sales and profit projections for the market which is attached as Exhibit "C". Contractor/Agent is required to meet the minimum sales and profit projections in order to maintain exclusivity to the market area as a Nations Express Center. Contractor/Agent may recruit, hire, train as many sales employees or sales agents within the defined market area so long as it is understood by the contractor agent and his/her sales people are employees or sales agents of the Contractor/Agent and are not employed by Nations Express, Inc.

         7. Nations Express has also enclosed an Exhibit "D" of your proposed market area by counties for which your Express Center will be responsible for sales/marketing of the companies services. It is understood by both parties involved that any revenues coming from accounts from the Contractor/Agent's accounts, for which the Contractor/Agent has control in either sales/marketing or operational support is commissionable to the Contractor/Agent, except in the case of dual control on an account either by two (2) Sales Agents or a National Account. The Company may also have existing house accounts that currently exist that are not commissionable to the Contractor/Agent. House accounts are listed on Exhibit "E".

         8. The relationship between the Contractor/Agent and The Company is that of an independent contractor and not that of an employee. Nothing in this agreement is intended to be or should be construed to the contrary. The Contractor/Agent has sole responsibility and exclusive control of all employment decisions concerning Contractor's employees, including hiring, firing, promotion, demotion, discipline of any kind, hours of work, place of work, and each and every other decision concerning the terms and conditions of employment for Contractor's employees. In addition, the Contractor/Agent shall be solely responsible for all other matters pertinent to employment of Contractor's employees including such matters as health insurance, payroll taxes, social security withholding, and unemployment taxes.

         Neither the Contractor/Agent nor any of his employees shall ever be classified as an employee of The Company for any reason. Any determination by judicial or quasi-judicial body or taxing authority to the effect that the Contractor/Agent or anyone affiliated as an employee of the Contractor/Agent is an employee of The Company shall terminate the Agreement effective immediately.

         It is further understood by the parties that Contractor/Agent is an independent agent of The Company and as such, has authority to act in the furtherance of The Company's business is strictly limited by the terms of this agreement and cannot be expanded in any other manner or any purpose except by the express written consent of The Company. The Contractor/Agent will not solicit credit or embark in any kind of business transaction or solicit credit from any business

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

firm in the name of, or in behalf of, The Company. In no case may an Express Center Contractor/Agent utilize the name of Nations Express, Incorporated in banking or credit of any kind. This must be done under the Contractor's company name.

         9. Workman's Compensation will be provided by the Contractor/Agent for any and all of their employees. Workman's Compensation is the responsibility of The Contractor/Agent as an independent contractor of Nations Express as well as local, state and federal tax liability.

        10. The Contractor/Agent shall remit to The Company, all monies collected by the Contractor/Agent for those services rendered by The Company within 48 hours of receipt by the Contractor/Agent (See Exhibit B)

         11. The Company agrees to pay the Contractor/Agent Express Center, according to the Contractor/Agent Express Center's weekly invoices submitted to The Company, provided the Contractor/Agent provides the supporting documents. In the event of discrepancy in one or more invoices submitted by the Contractor/Agent Express Center, same will be set apart for later settlement, but in no way will these discrepancies void the payment of the other bills on the Contractor/Agent's invoices. Commissioned Express Centers are paid on a two
(2) week lag, with commission paid each Friday.

         12. The Company will hold harmless the Contractor/Agent Express Center for any claims whatsoever if caused by The Company, arising out of contract, tort or other causes of action, with reimbursement of reasonable attorney's fees as allowed by law, resulting from acts of omission by The Company or it's authorized personnel.

         The Contractor/Agent Express Center will hold harmless The Company for any claims whatsoever if caused by the Contractor/Agent Express Center arising out of contract, tort, or other causes of action, with reimbursement of reasonable attorney's fees as allowed by the law, resulting from acts or omissions by the Contractor/Agent Express Center or its authorized personnel without limiting the foregoing, the Contractor/Agent Express Center agrees to defend and indemnify The Company from and against any claim for damages against The Company arising from the Contractor/Agent's breach of this agreement or any part thereof, from any claim of employment discrimination against The Company by any Contractor's employees.

         13. The Company maintains in force cargo liability insurance and the Contractor/Agent Express Center agrees to the terms and conditions of the cargo liability and commodities, as well as "unapproved" commodities. The Contractor/Agent Express Center also agrees to obtain written approval via fax from the Corporate office of shipments being transported in excess of $25,000.00 insured value, prior to transportation or the Contractor/Agent Express Center may be liable for any damages.

         14. The Contractor/Agent Express Center shall comply with all State, Federal and local laws of the community in which the Contractor/Agent Express Center and The Company are engaged in this business Agreement. It will be the sole responsibility of the Contractor/Agent Express Center to comply with all laws related to workman's compensation,

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

disability, etc., and obtain all necessary licenses and permits that his State and local government require. Furthermore, the Contractor/Agent Express Center must at all times comply with all rules and regulations of the Interstate Commerce Commission, Civil Aeronautics Board, U.S. Department of Transportation, F.A.A. and any applicable authority, governing this type of industry.

         15. This agreement shall be in effect continuously so long as the revenue and profit projections are being met and the Contractor/Agent is performing all duties in accordance to industry and company standards. Either the Contractor/Agent or The Company may cancel this agreement with a 60 day mail certified notification with a written notice of cancellation. The Company reserves the right to cancel this agreement with a 24 hour notice for a breach of contract.

         16. The Express Center Contractor/Agent will be provided a copy of The Company's rules and regulations tariff. The Contractor agrees to adhere to the terms and conditions of The Company's rules and regulations tariff and with act in accordance as stated herein.

         17. In addition, Contractor/Agent acknowledges that during the term of this contract, Contractor/Agent will have access to confidential proprietary trade secret information of The Company, the nature of which gives The Company a competitive advantage in the market place which is not readily ascertainable by competitors of The Company. Said information includes but is not limited to the identity of Company's clientele, customer lists, pricing information, etc. As partial consideration to induce The Company to enter into this contract, Contractor/Agent covenants and agrees that he will not disclose the said proprietary information to any person or entity, either during the term of this agreement or thereafter, unless ordered to do so by a court of competent jurisdiction. If this agreement is terminated by either party, Contractor/Agent will return all proprietary information to the company, including customer lists, and pricing information within 10 days of termination.

         18. This document, and its exhibits, contain the entire agreement between the parties and supercedes all prior representations or agreements. This contract cannot be modified except with the express written consent of an executive officer of The Company (President, Chief Financial Officer, or Executive Vice President).

         19. If, for any reason, any portion of this agreement shall be found to be unenforceable or against public policy, said portion, shall be severed from the agreement but shall not effect the enforceability of the remainder of the agreement.



_______ day of ________________, ____

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

         It is agreed by the signing of this document should a dispute arise for any reason, all parties agree to an internal settlement without litigation of the matter and if The Company and the Express Center Contractor/Agent can not agree on a settlement both parties agree to allow the dispute to be settled by a company appointed arbitrator and both parties will share the expenses.

                                                 For:     NATIONS EXPRESS, INC.
                                                          "The Company"

Witness:

----------------------------------               ------------------------------------------
Signature         (Date)                         Signature (The Company)


----------------------------------               ------------------------------------------
Please Print                                     Print Name                         Title


                                                 For:

----------------------------------               ------------------------------------------
                                                 "Express Center Contractor/Agent"


Witness:

----------------------------------               ------------------------------------------
Signature         (Date)                         Signature (Express Center Contractor/
                                                    Agent)

----------------------------------               ------------------------------------------
Please Print                                     Print Name                         Title


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

Express Center Contractor/Agent Accounting Department File Information Section

COMPANY NAME:                                                 TEL:
             ----------------------------------------             ----------------------------------------

STREET ADDRESS:                                               FAX:
               --------------------------------------             ----------------------------------------

CITY:                        STATE:_____  ZIP:_____           FED ID#:
         ------------------                                           ---------------------------


IF PERSONAL, SOCIAL SECURITY                         (In process of applying for
                            ----------------         Federal ID Number)

MAILING ADDRESS:
                ---------------------------------------------------------------------------------

CITY:                                          STATE:                           ZIP:
     ----------------------------------------        ------------------             -------------------------------

EXPRESS CENTER CONTRACTOR INFORMATION:
-------------------------------------

AIRPORT LOCATION:
                 --------------------------------------------------------------------------------

NUMBER OF:
Employees
                           --------------------------
Sales People
                           --------------------------
Truck Drivers
                           --------------------------
Trucks for Cartage
                           --------------------------
Cargo Vans
                           --------------------------
Straight Trucks
                           --------------------------
Tractor Trailers
                           --------------------------


INSURANCE COMPANY NAME:
                       --------------------------------------------------------------------------

POLICY NUMBER:
              ------------------------------

AGENTS NAME:                                  TELEPHONE NO.:
            --------------------------------                ----------------------------

SUPPLY COPY OF INSURANCE FOR EQUIPMENT.


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Company Seal of Express Center Contractor/Agent

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